SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                               FORM 8-K

                             CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                      March 15, 1996 (February 29, 1996)
               ________________________________________________
               Date of report (Date of earliest event reported)

                              Hexcel Corporation
            ______________________________________________________
              (Exact Name of Registrant as Specified in Charter)

               Delaware            1-8472                   94-1109521
           ______________     _____________________       __________________
             (State of         (Commission File No.)      (IRS Employer
             Incorporation)                                Identification No.)

                       5794 West Las Positas Boulevard
                      Pleasanton, California 94588-8781
          _________________________________________________________
            (Address of Principal Executive Offices and Zip Code)

                                (510) 847-9500
             ____________________________________________________
             (Registrant's telephone number, including area code)

                                     N/A
          _________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)


          Item 2.   Acquisition or Disposition of Assets.

                    On February 29, 1996, Hexcel Corporation, a
          Delaware corporation ("Hexcel"), consummated the acquisition (the "Acquisition") of the worldwide Composites Division of Ciba-Geigy Limited, a Swiss corporation ("Ciba"), and Ciba-Geigy Corporation, a New York corporation ("CGC"), which included Ciba's and CGC's composites, structures and interiors, fabrics, laminates, prepregs, adhesive films, honeycomb core, sandwich panels and fabricated components businesses (the "Ciba Composites Business"). The Acquisition was consummated pursuant to the terms and conditions of a Strategic Alliance Agreement dated as of September 29, 1995 among Ciba, CGC and Hexcel, as amended (the "Strategic Alliance Agreement"). Under the Strategic Alliance Agreement, Hexcel acquired the assets (including the capital stock of certain of Ciba's non-U.S. subsidiaries) and liabilities of the Ciba Composites Business other than certain excluded assets and liabilities, in exchange for
          (i) 18,021,748 newly issued shares of Hexcel's common stock, (ii) $25 million in cash and (iii) undertakings by Hexcel to deliver to Ciba and/or one or more of its subsidiaries, following completion of certain post-closing adjustment procedures contemplated by the Strategic Alliance Agreement, (x) senior subordinated notes to be issued pursuant to an Indenture dated as of February 29, 1996 between Hexcel and First Trust of California, National Association, as trustee, as the same may be amended from time to time (the "Indenture"), in an aggregate principal amount of approximately $43 million, subject to certain adjustments contemplated by the Strategic Alliance Agreement and (y) senior demand notes in a principal amount equal to the cash on hand at certain of Ciba's former non-U.S. subsidiaries. Pursuant to the Strategic Alliance Agreement, certain assets of the Ciba Composites Business, including the capital stock of Ciba's Austrian subsidiary, Danutec Werkstoff G.m.b.H. (or its successor), and certain assets of Ciba affiliates that will continue to act as distributors for the Ciba Composites Business following the Acquisition, will be acquired from time to time prior to the first anniversary of the closing date of the Acquisition.

                    The amount of consideration paid by Hexcel in the Acquisition was established through arm's length negotiations among Ciba, CGC and Hexcel.

                    The cash component of the Acquisition
          consideration was funded with borrowings under a new three-year $175 million credit facility under a Credit Agreement dated as of February 29, 1996 among Hexcel and certain of its subsidiaries, as borrowers, Citibank, N.A., as administrative agent ("Citibank"), Citibank International plc, as European administrative agent, the lending institutions and issuing banks party thereto, and Credit Suisse, as syndication agent (the "Credit Agreement"). Borrowings under the Credit Agreement accrue interest at a rate per annum equal to, at the option of the borrower, (i) the applicable London interbank rate plus 0.40% or (ii) Citibank's base rate. The borrowers' obligations under the Credit Agreement are secured by a pledge of stock of certain of Hexcel's subsidiaries and are also guaranteed by Hexcel and certain of its subsidiaries.

                    A portion of the assets acquired by Hexcel in the Acquisition constitute plant, equipment and other physical property which was used in the ongoing operation of the Ciba Composites Business. Although most of such assets are expected to be used for similar purposes by Hexcel, Hexcel intends to eliminate excess capacity and consolidate redundant activities in connection with the integration of the Ciba Composites Business with Hexcel's other businesses. In this regard, Hexcel has announced its plans for a two-year phasedown of operations at the Anaheim, California facility acquired as part of the Ciba Composites Business. However, because the nature, timing and extent of Hexcel's consolidation activities are dependent, in part, on factors which are not within Hexcel's control and because final decisions have not yet been made with respect to many of such consolidation activities, it is not possible at this time to identify with particularity Hexcel's intended uses for the other plant, equipment and other physical property acquired as part of the Ciba Composites Business.

                    The foregoing descriptions of the Acquisition and the Credit Agreement are qualified in their entirety by reference to (i) the Strategic Alliance Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K, (ii) the Amendment dated as of December 12, 1995 to the Strategic Alliance Agreement, which is included as Exhibit 2.1(a) to this Current Report on Form 8-K, (iii) the Letter Agreement dated as of February 28, 1996 among Ciba, CGC and Hexcel, which is included as
          Exhibit 2.1(b) to this Current Report on Form 8-K, (iv) the Distribution Agreement dated as of February 29, 1996 among Hexcel, Brochier S.A., Composite Materials Limited, Salver S.r.l. and Ciba, which is included as Exhibit 2.1(c) to this Current Report on Form 8-K, (v) the Indenture, which is included as Exhibit 4.1 to this Current Report on Form 8-K and (vii) the Credit Agreement, which is included as Exhibit 99.1 to this Current Report on Form 8-K.

          Item 7.   Financial Statements, Pro Forma
                    Financial Information and Exhibits.

               (a)  Financial Statements of Business Acquired.

                    Hexcel has determined that it is impracticable at this time to provide the required financial statements of the Ciba Composites Business. Hexcel will file such financial statements as an amendment to this Current Report on Form 8-K as soon as practicable but in no event later than May 14, 1996.

               (b)  Pro Forma Financial Information.

                    Hexcel has determined that it is impracticable at this time to provide the required pro forma financial information with respect to the Acquisition. Hexcel will file such pro forma financial information as an amendment to this Current Report on Form 8-K as soon as practicable but in no event later than May 14, 1996.

               (c)  Exhibits.

          Exhibit No.         Description

             2.1 Strategic Alliance Agreement dated as of September 29, 1995 among Ciba, CGC and Hexcel (filed as Exhibit 10.1 to Hexcel's Current Report on Form 8-K dated October 12, 1995 and incorporated herein by reference).

             2.1(a) Amendment dated as of December 12, 1995 to the Strategic Alliance Agreement dated as of September 29, 1995 among Ciba, CGC and Hexcel.

             2.1(b) Letter Agreement dated as of February 28, 1996 among Ciba, CGC and Hexcel.

             2.1(c)           Distribution Agreement dated as of
                              February 29, 1996 among Hexcel, Brochier
                              S.A., Composite Materials Limited, Salver
                              S.r.l. and Ciba.

             4.1              Indenture dated as of February 29,
                              1996 between Hexcel and First Trust
                              of California, National Association,
                              as trustee.

            99.1 Credit Agreement dated as of February 29, 1996 among Hexcel and certain subsidiaries of Hexcel, as borrowers, the lending institutions and issuing banks party thereto, Citibank, N.A., as administrative agent, and Credit Suisse, as syndication agent.


                                  SIGNATURES

                Pursuant to the requirements of the Securities
          Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Dated:  March 15, 1996

                                 HEXCEL CORPORATION

                                  By:  /s/ RODNEY P. JENKS, JR.
                                  Name:   Rodney P. Jenks, Jr.
                                  Title:  Vice President, General
                                            Counsel and Secretary


                                EXHIBIT INDEX

          Exhibit                  Description

           2.1 Strategic Alliance Agreement dated as of September 29, 1995 among Ciba, CGC and Hexcel (filed as Exhibit 10.1 to Hexcel's Current Report on Form 8-K dated October 12, 1995 and incorporated herein by reference).

           2.1(a) Amendment dated as of December 12, 1995 to the Strategic Alliance Agreement dated as of September 29, 1995 among Ciba, CGC and Hexcel.

           2.1(b)        Letter Agreement dated as of February
                         28, 1996 among Ciba, CGC and Hexcel.

           2.1(c)        Distribution Agreement dated as of
                         February 29, 1996 among Hexcel,
                         Brochier S.A., Composite Materials
                         Limited, Salver S.r.l. and Ciba.

           4.1 Indenture dated as of February 29, 1996, between Hexcel and First Trust of California, National Association, as trustee.

          99.1 Credit Agreement dated as of February 29, 1996 among Hexcel and certain subsidiaries of Hexcel, as borrowers, the lending institutions and issuing banks party thereto, Citibank, N.A., as administrative agent, and Credit Suisse, as syndication agent.